SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

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                           Date of Report: May 1, 2000

                                  LODGIAN, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                      001-14537             52-2093696
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(State or other jurisdiction   (Commission File Number)   (IRS Employer
     of incorporation)                                    Identification Number)

3445 Peachtree Road, N.E., Suite 700, Atlanta, Georgia        30326
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 (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code: (404) 364-9400

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ITEM 5. OTHER EVENTS.

    Lodgian, Inc, Inc. (the "Corporation") has issued a press release regarding its expectations of the completion of its year-end audit and the preliminary unaudited financial results for 1999 and has attached it as an exhibit to this Form 8-K.

    The Corporation is releasing its unaudited 1999 financial statements and related schedules and the Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A") to the investment community in advance of the publication of its 1999 Annual Report to shareholders. Copies of these unaudited financial statements and the MD&A are attached as exhibits to this Form 8-K.

ITEM 7. EXHIBITS.

EX. 99-1 Press Release dated May 1, 2000.
EX. 99-2 Management's Discussion and Analysis of Financial Condition and Results
           of Operations
EX. 99-3 Financial Statements and Supplementary Data

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                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  LODGIAN, INC.

                                  By  /s/  Robert S. Cole
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                                  Name:   Robert S. Cole
                                  Title:  President and Chief Executive Officer

Date: May 1, 2000

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                                  EXHIBIT INDEX


Exhibit No.        Description
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EX-99.1            Press Release dated May 1, 2000.
EX-99.2            Management's Discussion and Analysis of Financial Condition
                      and Results of Operations
EX-99.3            Financial Statements and Supplementary Data